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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                             February 28, 1995


                            BANPONCE CORPORATION
           (Exact name of registrant as specified in its charter)



COMMONWEALTH OF PUERTO RICO      0-13818         66-01416582
(State or other jurisdiction     (Commission     (IRS employer
     of incorporation)           File Number)    Identification No.)



            209 MUNOZ RIVERA AVENUE
             HATO REY, PUERTO RICO                           00918
    (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: (809)765-9800




                                    N/A
       (Former name of former address, if changes since last report)

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Item 5.     Other Events

            BanPonce Financial Corp. (the "Company"), BanPonce Corporation (the "Guarantor") and Citibank, N.A., as Trustee ("Citibank"), executed and delivered a First Supplemental Indenture, dated as of February 28, 1995, to the Indenture, dated as of October 1, 1991, governing the Company's Medium-Term Notes, Medium Term Notes, Series A, and Medium-Term Notes, Series B, which are unconditionally guaranteed as to the payment of principal, premium (if any), and interest by the Guarantor.

            The Company, the Guarantor, Citibank and The First National Bank of Chicago ("First Chicago") executed and delivered an Instrument of Resignation, Appointment and Acceptance, dated as of March 1, 1995, providing for the resignation of Citibank as Trustee under the Indenture and the appointment of First Chicago as Successor Trustee under the Indenture.

            The Company, Citibank and First Chicago executed and delivered an Instrument of Acceptance, dated as of March 1, 1995, providing for the resignation of Citibank as Calculation Agent under three Interest Calculation Agency Agreements, dated as of October 1, 1991, June 16, 1993 and
August 1, 1994, respectively (collectively the "Agreements"), and the appointment of First Chicago as successor Calculation Agent under each of the Agreements.

            The Statement of Eligibility on Form T-1 of First Chicago, attached hereto as Exhibit 25, is incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits

      Exhibit No.                   Description

          4(a) First Supplemental Indenture, dated as of February 28, 1995, to the Indenture, dated as of October 1, 1991, by and among BanPonce Financial Corp., BanPonce Corporation and Citibank, N.A.

          4(b) Instrument of Resignation, Appointment and Acceptance, dated as of March 1, 1995, among BanPonce Financial Corp., BanPonce Corporation, Citibank, N.A. and The First National Bank of Chicago.

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          10                        Instrument of Acceptance, dated as of
                                    March 1, 1995, among BanPonce Financial
                                    Corp., Citibank, N.A. and First
                                    Chicago.

          25                        Statement of Eligibility on Form
                                    T-1 of The First National Bank of
                                    Chicago relating to Medium-Term Notes,
                                    Medium-Term Notes, Series A, and
                                    Medium-Term Notes, Series B, of
                                    BanPonce Financial Corp.,
                                    unconditionally guaranteed as to the
                                    payment of principal, premium (if any)
                                    and interest by BanPonce Corporation.

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                                 SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BANPONCE CORPORATION


Date: March 7, 1995             By: /s/ David H. Chafey, Jr.
                                        David H. Chafey, Jr.
                                        Executive Vice President

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                             INDEX TO EXHIBITS



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
 Exhibit No.                                        Description

 4(a)                     First Supplemental Indenture, dated as of February 28, 1995, to the Indenture, dated as of October 1, 1991, by and among
                          BanPonce Financial Corp., BanPonce Corporation and Citibank,
                          N.A.

 4(b)                     Instrument of Resignation, Appointment and Acceptance, dated as of March 1, 1995, among BanPonce Financial Corp., BanPonce
                          Corporation, Citibank, N.A. and The First National Bank of
                          Chicago.

 10                       Instrument of Acceptance, dated as of March 1, 1995, among
                          BanPonce Financial Corp., Citibank, N.A. and First Chicago.

 25                       Statement of Eligibility on Form T-1 of Citibank, N.A. relating to Medium-Term Notes, Medium-Term Notes, Series A, and Medium-
                          Term Notes, Series B, of BanPonce Financial Corp.,
                          unconditionally guaranteed as to the payment of principal, premium (if any) and interest by BanPonce Corporation.

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